Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2015
Junior Subordinated Debenture Owed to Unconsolidated Subsidiary Trust [Abstract]
Junior Subordinated Debentures
NOTE 14 JUNIOR	SUBORDINATED DEBENTURES

As of December 31, 2015, the Company sponsored, and wholly owned 100 percent of the common equity of, USB Capital IX, a wholly-owned unconsolidated trust, formed for the purpose of issuing redeemable Income Trust Securities (“ITS”) to third party investors, originally investing the proceeds in junior subordinated debt securities (“Debentures”) issued by the Company and entering into stock purchase contracts to purchase preferred stock in the future. During 2010, the Company exchanged depositary shares representing an ownership interest in its Series A Non-Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) to acquire a portion of the ITS issued by USB Capital IX and retire a portion of the Debentures and cancel a pro-rata portion of stock purchase contracts. During 2011, USB Capital IX sold the remaining Debentures, originally issued by the Company to the trust, to investors to generate cash proceeds to purchase the Company’s Series A Preferred Stock pursuant to the stock purchase contracts. As part of this sale, a consolidated subsidiary of the Company purchased $176 million of the Debentures, which effectively retired the debt. The Company classifies the remaining $500 million of Debentures at December 31, 2015 and 2014, as long-term debt. As of December 31, 2015 and 2014, $676 million of the Company’s Series A Preferred Stock was the sole asset of USB Capital IX. The Company’s obligations under the transaction documents, taken together, have the effect of providing a full and unconditional guarantee by the Company, on a junior subordinated basis, of the payment obligations of the trust.